Exhibit 10.12
Compensation of Named Executive Officers and Chief Executive Officer for 2008
     The executive officers named in the summary compensation table in the proxy statement for Ixia’s 2008 Annual Meeting of Shareholders (the “Named Executive Officers”), as well as the Company’s President and Chief Executive Officer, have their base salaries determined annually by the Compensation Committee of the Board of Directors (the “Compensation Committee”). For 2008, such determinations were effective as of April 1, 2008. The Named Executive Officers and the Company’s President and Chief Executive Officer are all “at will” employees and do not have written or oral employment agreements with the Company. The Company, upon the approval of the Committee, retains the right to unilaterally decrease or increase such officers’ base salaries at any time during the fiscal year. The annual base salaries for the Named Executive Officers and for the Company’s President and Chief Executive Officer (effective April 1, 2008) are as follows:

Executive Officer	Annual Base Salary

Atul Bhatnagar(1)	$390,000
President and Chief Executive Officer

Errol Ginsberg	375,000
Chief Innovation Officer and Former Chief Executive Officer

Thomas B. Miller	262,500
Chief Financial Officer

Victor Alston	262,500
Senior Vice President, Product Development

Ronald W. Buckly	262,500
Senior Vice President, Corporate Affairs and General Counsel

Walker H. Colston, III	250,000
Vice President, Engineering Operations

(1)	Mr. Bhatnagar became the Company’s President and Chief Operating Officer in September 2007 and has served as President and Chief Executive Officer since March 2008.
     The above-named executive officers are also eligible to participate in the Company’s incentive compensation plans, including:
(i)	The Company’s bonus plans for its executive officers;

(ii)	The Company’s Amended and Restated 1997 Equity Incentive Plan (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-8 (Reg. No. 333-117969) filed with the Commission on August 5, 2004);

(iii)	The Company’s 2008 Equity Incentive Plan, as amended (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 000-31523) filed with the Commission on June 3, 2008); and

(iv)	The Company’s Employee Stock Purchase Plan (filed as Exhibit 10.3 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (Reg. No. 333-42678) filed with the Commission on September 5, 2000), as amended by (1) Amendment No. 1 thereto (filed as Exhibit 4.2 to the Company’s Registration Statement Form S-8 (Reg. No. 333-107818) filed with the Commission on August 8, 2003), and (2) the Supplemental Provisions thereto (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File. No. 000-31523) filed with the Commission on April 20, 2006).